SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 24, 2003

Autobytel Inc.

(Exact name of registrant as specified in its charter)

0-22239

(Commission File Number)

Delaware	33-0711569
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

18872 MacArthur Boulevard

Irvine, California 92612

(Address of principal executive offices, with zip code)

(949) 225-4500

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Transcript of Conference Call by Autobytel Inc., dated April 24, 2003, complementary to the press release announcing financial results for the quarter ended March 31, 2003.

Item 9.    Regulation FD Disclosure

The information herein is being furnished under Item 12. Results of Operations and Financial Condition of this Form 8-K.

On April 24, 2003, Autobytel Inc. announced its financial results for the quarter ended March 31, 2003. In conjunction therewith, Autobytel Inc. also held a telephone conference call that was webcast on that date. A transcript of such call is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Autobytel Inc.

Date: April 28, 2003	By:	/s/ HOSHI PRINTER
Hoshi Printer Executive Vice President and Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of Conference Call by Autobytel Inc., dated April 24, 2003, complementary to the press release announcing financial results for the quarter ended March 31, 2003.

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